                                                                 Exhibit 10.14


                                  AMENDMENT TWO
                  TO SECOND AMENDED AND RESTATED LOAN AGREEMENT


      WHEREAS, that certain Second Amended and Restated Loan Agreement (the "LOAN AGREEMENT") dated as of June 5, 1998 was executed by Matador E&P Company, a Texas corporation (hereinafter referred to as "BORROWER"), Matador Petroleum Corporation, a Texas corporation (hereinafter referred to as "PARENT"), the lenders named therein, Comerica Bank-Texas, as Agent (in such capacity, together with its successors in such capacity, "AGENT") and Comerica Bank-Texas, as Issuing Lender (in such capacity, together with its successors in such capacity, "ISSUING LENDER"); and

      WHEREAS, the Loan Agreement has been amended by Amendment One thereto;

      WHEREAS, Borrower has requested that Comerica and Union (referred to herein collectively as the "LENDERS") amend the Loan Agreement to extend the Maturity Date and make certain other amendments thereto; and

      WHEREAS, Lenders are willing to agree to the request of Borrower, subject to the terms and provisions of this Amendment.

      NOW THEREFORE, in consideration of the premises and other value, the receipt and sufficiency of which are hereby acknowledged, Borrower, Parent, Lenders, Issuing Lender and Agent hereby agree as follows:

      1. SECTION 1 of the Loan Agreement is hereby amended by deleting therefrom in their entirety subsections (rr), (yy) and (ooo) and substituting therefor the following:

            "(rr) LIBOR MARGIN - Shall mean one and seven-eighths percent (1.875%); provided, however, that if Borrower's Average Quarterly Usage during a fiscal quarter, commencing with the quarter ending September 30, 1998, is sixty-five percent (65%) or less and no Event of Default is existing at the end of such quarter, then the LIBOR Margin for any Interest Period commencing during the immediately succeeding fiscal quarter shall be one and one-quarter percent (1.25%); provided, further, that if Borrower's Average Quarterly Usage during a fiscal quarter, commencing with the quarter ending September 30, 1998, is greater than sixty-five percent (65%) but less than eighty-one percent (81%) and no Event of Default is existing at the end of such quarter, then the LIBOR Margin for any Interest Period commencing during the immediately succeeding fiscal quarter shall be one and one-half percent (1.50%)."

            "(yy) MATURITY DATE - February 28, 2005."

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            "(ooo)  REVOLVER TERMINATION DATE - February 28, 2002."

      2. SECTION 3(d)(i) of the Loan Agreement is hereby amended in its entirety to read as follows:

            "(i) all of the principal balance due under each Note shall be due and payable in equal quarterly installments, commencing on the Revolver Termination Date and continuing on each May 31, August 31, November 30 and February 28 thereafter to and including the Maturity Date; such quarterly payments shall be based on a five year amortization of all principal outstanding on the Revolver Termination Date; and"

      3. SECTION 5(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

            "(a) INITIAL BORROWING BASE. During the period from March 1, 2000 to the date a new Borrowing Base is made effective, the Borrowing Base shall be $55,000,000."

      4. SECTION 11(e) of the Loan Agreement is hereby amended in its entirety to read as follows:

            "(e) DISTRIBUTIONS. Except for cash dividends on its common stock and cash dividends on the Series A Convertible Preferred Stock of Parent pursuant to SECTION 2(a) of the Certificate of Designation (as hereinafter defined), as in effect on January 20, 1998, which together are not in excess of an aggregate $550,000 per fiscal year and except for dividends payable solely in common stock of Borrower, Borrower will not make or declare any distribution or dividend of any kind to its shareholders or redeem or make any payment or distribution on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of capital stock of Borrower; provided, however, that unless a Default or an Event of Default has occurred and has not been waived in writing by Required Lenders, Borrower may (1) declare and pay such dividends and make such redemptions as are required by the terms of the Series A Convertible Preferred Stock of Parent, based on the number of shares outstanding on January 20, 1998 pursuant to the terms, as written on such date, of (i) that certain Preferred Stock Conversion Agreement (the "Conversion Agreement") dated as January 19, 1998 among The Travelers Insurance Company, The Travelers Indemnity Company, The Phoenix Insurance Company, The Travelers Life and Annuity Company, The Lincoln National Life Insurance Company, Borrower, and Parent and (ii) the Certificate of Designation attached to the Conversion Agreement as EXHIBIT C (the "CERTIFICATE OF DESIGNATION") and (2) repurchase up to an aggregate $250,000 of its common stock each fiscal year for the purpose of using such repurchased common stock for Borrower's 401(k) matching stock contributions.

      5. SCHEDULE 1.2 of the Loan Agreement is amended in its entirety by substituting therefor the SCHEDULE 1.2 attached to this Amendment.

      6. The effectiveness of this Amendment is subject to the condition precedent that the Lenders shall have received (or waived receipt of) the following, each duly executed and delivered and in form and substance and dated as of a date satisfactory to the Lenders and their legal counsel, or that the following shall be fulfilled, as the case may be:

            (a) This Amendment executed by Borrower, Parent and, where appropriate, by NZX Corporation and Matador Operating Company;

            (b) Renewal and extension Notes payable to the order of Union Bank and to the order of Comerica in the principal amounts of $33,000,000.00 and $67,000,000.00, respectively;

            (c) Legal opinion of counsel to Borrower addressing the due organization and good standing of Borrower and Parent, the due authorization and execution of this Amendment by Borrower and Parent, and the enforceability of this Amendment and the renewal notes;

            (d) Such deeds of trust, mortgages and modifications and extensions of existing deeds of trust and mortgages as Lenders shall require;

            (e) Evidence of payment of all reasonable fees and expenses of or incurred by the Agent and its legal counsel in connection with this Amendment and payment of a borrowing base increase fee of $4,620 to Union Bank and $9,380 to Comerica;

            (f) The representations and warranties contained in the Loan Agreement, as amended hereby, shall be true and correct in all material respects as of the date hereof, with the same force and effect as though made on and as of this date;

            (g) No material adverse change shall have occurred in the business, operations, financial condition or prospects of Borrower or Parent, and no material adverse litigation shall be pending or, to the knowledge of Borrower or Parent, threatened against Borrower or Parent; and

            (h) All corporate proceedings and all documents required to be completed and executed by the provisions of this Amendment shall be satisfactory in form and substance to Lenders.

All amendments of the Loan Agreement contained herein are, subject to the satisfaction of the above listed conditions precedent, effective as of March 1, 2000.

      7. Each of Parent, Matador Operating Company and NZX Corporation (each a "GUARANTOR", and collectively, "GUARANTORS") (i) consents, acknowledges, and agrees to the execution, delivery, and performance of this Amendment,
(ii) acknowledges and agrees that this Amendment does not diminish, waive, or release such Guarantor's obligations under its Unconditional Guaranty dated as of June 5, 1998, in the case of Parent and Matador Operating Company, and as of January 18, 1999, in the case of NZX Corporation, (iii) ratifies and confirms such Guarantor's obligations pursuant to its Unconditional Guaranty.

      8. Borrower shall pay all reasonable out-of-pocket expenses arising in connection with the preparation, execution, delivery and administration of this Amendment, including but not limited to, all reasonable legal fees and expenses incurred by Agent.

      9. Except to the extent amended hereby, all terms, provisions and conditions of the Loan Agreement shall continue in full force and effect and shall remain enforceable and binding.

      10. This Amendment may be executed in any number of counterparts, each of which shall for all purposes be deemed an original and all of which are identical. All parties need not execute the same counterpart.

      11. Borrower and Parent represent and warrant that all the representations and warranties contained in the Loan Agreement, as amended hereby, are true and correct in all material respects as of the date hereof, with the same force and effect as though made on and as of this date.

      12. This Amendment shall be construed in accordance with and governed by the laws of the State of Texas, without regard to its conflict of law principles, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      13. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      In consideration of the foregoing, this Amendment Two is executed as of March 1, 2000.

                                    BORROWER:

                                    MATADOR E&P COMPANY

                                    By: /s/ Roger S. Manny
                                        ----------------------------
                                    Its: Vice President
                                         ----------------------------

                                     PARENT:

                                    MATADOR PETROLEUM CORPORATION


                                    By: /s/ Roger S. Manny
                                        ----------------------------
                                    Its: Vice President
                                         ----------------------------

                                     AGENT:

                                    COMERICA BANK-TEXAS

                                    By:
                                       ---------------------------------
                                    Its:
                                        ---------------------------------


                                    ISSUING LENDER:

                                    COMERICA BANK-TEXAS

                                    By:
                                       ---------------------------------
                                    Its:
                                        ---------------------------------


                                    LENDERS:

                                    COMERICA BANK-TEXAS

                                    By:
                                       ---------------------------------
                                    Its:
                                        ---------------------------------

                                    UNION BANK OF CALIFORNIA, N.A.

                                    By:
                                       ---------------------------------
                                    Its:
                                        ---------------------------------


CONSENTING GUARANTORS:

MATADOR OPERATING COMPANY

By: /s/ Roger S. Manny
   -------------------------
Its: Vice President
    --------------------------

NZX CORPORATION

By: /s/ Roger S. Manny
   -------------------------
Its: Vice President
    --------------------------

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                                  SCHEDULE 1.2

                           REVOLVING CREDIT COMMITMENT


Comerica Bank-Texas                 $36,850,000       67%

Union Bank of California, N.A.      $18,150,000       33%